DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Ohio Municipal Money Market Fund, Inc. For its annual reporting period ended November 30, 1995, your Fund produced a yield of 3.49%. For investors in the highest income tax bracket, this equates to a taxable equivalent yield of 6.25%.* Income dividends of approximately $.035 per share were paid during the period. Reinvesting these dividends and calculating the effect of compounding resulted in an effective yield of 3.55%.** These dividends were exempt from Federal and State of Ohio personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. Short-term rates have fallen as well. The Federal Reserve Board's reduction of the Fed Funds rate last summer confirmed what investors had already suspected: that inflation, at least for the immediate future, was under control. Now questions abound regarding the duration of the economic recovery and the likelihood of recession.
    The economic recovery of the 1990s was productivity-driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects consumer spending and a major component of economic activity. The pace of new job creation, currently at its slowest since World War II, is worrisome. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. Still, surveys indicate that consumers remain optimistic, despite indications that their spending is being affected by the slow growth in disposable income. Recent reports on retail sales confirm this reticence in spending. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was concern about lagging economic growth that prompted the Federal Reserve to ease the Federal Funds rate in July. The housing market and new home construction had been helped earlier this year by low interest rates, though both have exhibited signs of weakness recently. Another engine of economic growth, business capital spending, has been solid. Exports represent another bright area of the economy. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. Through September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market. If U.S. products lose competitiveness in world markets, foreign orders may go elsewhere and jobs could be lost here.
MARKET ENVIRONMENT
    In addition to the impact of action taken by the Federal Reserve Board, technical factors (i.e., supply/demand) contributed to a significant strengthening of market conditions in late June and early July. Demand exceeded supply during this time, and short-term yields on municipal issues dropped accordingly.
    In the Fall, rates on short-term issues settled into a trading range. However, a steady interchange of variable rate demand notes (VRDNs) between corporate holders and municipal money market funds kept rates on these securities attractive, which resulted in an inverted yield curve (where rates on shorter maturities are higher than rates on longer issues) through most of the season. We believe that this situation will change dramatically in January as cashflows into municipal money market funds increase demand for VRDNs and their rates drop.
THE PORTFOLIO
    With the inverted yield curve, daily and weekly demand notes yielded moderately more than both commercial paper and notes through most of the period. But since this situation is expected to change, our investment strategy involved an attempt to lengthen the maturity, where possible, and to lock in rates that we felt would outperform variable rate notes early in 1996.
    The commercial paper and one-year note markets provided the means for extending maturity while attempting to maintain a competitive yield. However, our success in achieving the desired average maturity was somewhat limited due to a dearth of high quality issues from which to choose. As a result, your Fund's current average maturity still leaves room to extend should a change in market or supply conditions warrant.
    Our primary tasks - to preserve principal, to invest in those issues that meet our high quality standards, and to maintain a balance of income and liquidity consistent with our conservative management philosophy - continue to guide our portfolio decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                              [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
December 15, 1995
New York, N.Y.

* Tax equivalent yield is based on the highest Federal (39.6%) and Ohio (4.53%) income tax brackets.
**Effective yield is based upon dividends declared daily and reinvested monthly.

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DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                      AMOUNT              VALUE
                                                                                                  _________          _________
OHIO-97.7%
City of Akron, Sewer Systems Revenue, Special Assessment Notes, VRDN
    3.80% (LOC; Credit Suisse) (a,b)........................................                     $    700,000     $   700,000
City of Cincinnati School District, TAN 5.80%, 12/29/95.....................                        2,000,000       2,000,584
Cleveland-Cuyahoga County Port Authority, Revenue, VRDN
    (Rock and Roll Hall of Fame Project) 3.80% (LOC; Credit Local de France) (a,b)                  2,500,000       2,500,000
City of Cleveland School District, RAN 4.50%, 6/1/96 (Insured; AMBAC).......                        3,400,000       3,416,527
Greene County, BAN 4.25%, Series B, 7/18/96.................................                        2,023,215       2,028,723
Hamilton County, Hospital Facilities Revenue, VRDN (Bethesda Hospital Inc.)
    3.70% (LOC; Rabobank Nederland) (a,b)...................................                        2,000,000       2,000,000
Montgomery County, BAN 5%, 1/26/96..........................................                        2,000,000       2,002,367
Ohio Air Quality Development Authority, Revenue, Refunding:
    Environmental Improvement (USX Project) 3.70%, 5/1/96 (LOC; Wachovia Bank) (b)                  1,730,000       1,730,000
    VRDN (Cincinnati Gas and Electric) 3.80%, Series A (LOC; ABN-Amro Bank) (a,b)                   2,000,000       2,000,000
Ohio Public Facilities Commission, Refunding (Higher Education Capital Facilities)
    5.20%, Series A, 5/1/96 (Insured; AMBAC)................................                        3,500,000       3,512,078
Ohio State University, General Receipts, VRDN 3.90%, Series B (a)...........                        2,000,000       2,000,000
Piqua, IDR, VRDN (Berwick Steel Co. Project) 4.20% (LOC; Sanwa Bank) (a,b)..                        2,000,000       2,000,000
Scioto County, Marine Terminal Facility Revenue, Refunding, VRDN
    (Norfolk Southern Corp. Project) 3.65% (a)..............................                        7,500,000       7,500,000
City of Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)
    3.95% (LOC; Banque Nationale de Paris) (a,b)............................                        1,150,000       1,150,000
Toledo-Lucas County Port Authority, Development Revenue, VRDN
    (Frostbite Brands Inc. Project) 4.25% (LOC; Old Kent Bank and Trust) (a,b)                      1,140,000       1,140,000
City of Twinsburg, IDR, VRDN (United Stationers Supply Co.)
    4.05% (LOC; PNC Bank) (a,b).............................................                        4,000,000       4,000,000
University of Cincinnati, General Receipts, BAN 4.25%, 8/28/96..............                        1,000,000       1,001,779
Warren County, IDR, VRDN (Johnson and Hardin Enterprises)
    4.10%, Series A (LOC; PNC Bank of Ohio) (a,b)...........................                        1,700,000       1,700,000
U.S. RELATED-2.3%
Puerto Rico Industrial and Environmental Pollution Control Facility Authority
    (Key Pharmaceuticals) 3.80%, 12/1/96 (LOC; Morgan Guarantee Trust Co.) (b)                      1,000,000     $ 1,001,940
                                                                                                                  __________
TOTAL INVESTMENTS (cost $43,383,998)........................................                                      $43,383,998
                                                                                                                  ===========

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DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      RAN      Revenue Anticipation Notes
BAN           Bond Anticipation Notes                            TAN      Tax Anticipation Notes
IDR           Industrial Development Revenue                     VRDN     Variable Rate Demand Notes
LOC           Letter of Credit
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SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                             OR                STANDARD & POOR'S                            PERCENTAGE OF VALUE
-------                                                ----------------                            -------------------
VMIG1/MIG1, P1                                        SP1+/SP1, A1+/A1                                  62.8%
Aaa/Aa (c)                                            AAA/AA (c)                                        23.0
Not Rated (d)                                         Not Rated (d)                                     14.2
                                                                                                        ____
                                                                                                       100.0%
                                                                                                       ======


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At November 30, 1995, 43.3% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks, of which PNC Bank provided letters of credit to 13.06% of the Fund's net assets.
    (c) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (d) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.
    (e) At November 30, 1995, the Fund had $17,490,000 (40.1% of net assets) invested in securities whose payment of prinicipal and interest is dependent upon revenues generated from industry.




See notes to financial statements.
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DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                        $43,383,998
    Cash....................................................................                                            903,875
    Interest receivable.....................................................                                            394,014
    Prepaid expenses........................................................                                              5,892
                                                                                                                      _________
                                                                                                                     44,687,779
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $    17,792
    Payable for investment securities purchased.............................                      1,001,940
    Accrued expenses........................................................                         26,497           1,046,229
                                                                                                     ______           ________
NET ASSETS  ................................................................                                        $43,641,550
                                                                                                                    ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                        $43,689,681
    Accumulated net realized (loss) on investments..........................                                            (48,131)
                                                                                                                      _________
NET ASSETS at value applicable to 43,689,681 shares outstanding
    (1 billion shares of $.001 par value Common Stock authorized)...........                                        $43,641,550
                                                                                                                    ===========
NET ASSET VALUE, offering and redemption price per share
    ($43,641,550 / 43,689,681 shares).......................................                                             $1.00
                                                                                                                        ======



See notes to financial statements.
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

DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,055,683
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $  256,547
      Shareholder servicing costs-Note 2(b).................................                         66,388
      Auditing fees.........................................................                         13,069
      Legal fees............................................................                         12,838
      Directors' fees and expenses-Note 2(c)................................                         8,210
      Prospectus and shareholders' reports..................................                         4,789
      Custodian fees........................................................                         3,313
      Registration fees.....................................................                         2,925
      Miscellaneous.........................................................                        15,623
                                                                                                    _______
            TOTAL EXPENSES..................................................                       383,702
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                       124,498
                                                                                                    _______
            NET EXPENSES....................................................                                            259,204
                                                                                                                      _________
INVESTMENT INCOME-NET.......................................................                                          1,796,479
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                                (47)
                                                                                                                      _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,796,432
                                                                                                                     ==========


See notes to financial statements.
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DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED NOVEMBER 30,
                                                                                           -----------------------------
                                                                                             1994              1995
                                                                                           _______           _______
OPERATIONS:
    Investment income-net...................................................              $ 1,699,227        $ 1,796,479
    Net realized (loss) on investments......................................                  (48,084)               (47)
                                                                                         _____________      ____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                1,651,143          1,796,432
                                                                                         _____________      ____________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................               (1,699,227)        (1,796,479)
                                                                                         _____________      ____________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................              274,495,559        131,376,569
    Dividends reinvested.................................................                   1,498,252          1,597,594
    Cost of shares redeemed.................................................             (276,775,461)      (152,385,902)
                                                                                         _____________      ____________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............                 (781,650)       (19,411,739)
                                                                                         _____________      ____________
          TOTAL (DECREASE) IN NET ASSETS....................................                 (829,734)       (19,411,786)
NET ASSETS:
    Beginning of year.......................................................               63,883,070         63,053,336
                                                                                         _____________      ____________
    End of year......................................................                  $   63,053,336       $ 43,641,550
                                                                                        ==============      ============


See notes to financial statements.
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DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                   YEAR ENDED NOVEMBER 30,
                                                              _________________________________________________________________
PER SHARE DATA:                                                1991(1)        1992         1993          1994          1995
                                                              ________      ________      _______      _______        _______
    Net asset value, beginning of year...........             $ 1.00        $ 1.00       $ 1.00         $1.00        $ 1.00
                                                              ________      ________      _______      _______        _______
    INVESTMENT OPERATIONS:
    Investment income-net........................                .0334         .0326        .0244         .0264         .0349
    Net realized and unrealized (loss) on investments             --             --           --         (.0008)       (.0003)
                                                              ________      ________      _______      _______        _______
      TOTAL FROM INVESTMENT OPERATIONS...........               .0334          .0326        .0244         .0256         .0346
                                                              ________      ________      _______      _______        _______
    DISTRIBUTIONS;
    Dividends from investment income-net.........              (.0334)        (.0326)      (.0244)       (.0264)       (.0349)
                                                              ________      ________      _______      _______        _______
    Net asset value, end of year.................            $ 1.00         $ 1.00       $ 1.00        $ 1.00        $ 1.00
                                                             ========       =======      =======       ========       =========
TOTAL INVESTMENT RETURN..........................              4.50%(2)       3.31%        2.47%         2.67%         3.55%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                --            .09%         .20%          .28%          .51%
    Ratio of net investment income to average net assets       4.43%(2)       3.27%        2.44%         2.65%         3.50%
    Decrease reflected in the above expense ratios due to
      undertakings by the Manager................              1.31%(2)        .76%         .56%          .48%          .24%
    Net Assets, end of year (000's Omitted)......            $27,562        $62,550      $63,883        $63,053       $43,642
    (1)  From March 1, 1991 (commencement of operations) to November 30, 1991.
    (2)  Annualized.



See notes to financial statements.
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DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $48,100 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. If not applied, $48,000 of the carryover expires in fiscal 2002 and $100 expires in fiscal 2003.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken from December 1, 1994 through November 30, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in the management fee, pursuant to the undertakings, amounted to $124,498 for the year ended November 30, 1995.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended November 30, 1995, the Fund was charged an aggregate of $36,245 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Ohio Municipal Money Market Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Ohio Municipal Money Market Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst & Young signature logo]
New York, New York
December 28, 1995



IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Ohio residents, Ohio personal income taxes).
[Dreyfus Lion "d" logo]
DREYFUS OHIO MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           637AR9511
[Dreyfus logo]
Ohio
Municipal
Money Market
Fund, Inc.
Annual Report
November 30, 1995